================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          MARKET FINANCIAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               XXXXXXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          MARKET FINANCIAL CORPORATION
                              7522 Hamilton Avenue
                             Cincinnati, Ohio 45231
                                 (513) 521-9772

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 1999 Annual Meeting of Shareholders of Market Financial Corporation ("MFC") will be held at Shuller's Wigwam Restaurant, 6210 Hamilton Avenue, Cincinnati, Ohio 45224, on January 26, 1999, at 10:00 a.m., Eastern Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          1.   To reelect four directors of MFC for terms expiring in 2001;

          2. To ratify the selection of Grant Thornton LLP as the auditors of MFC for the current fiscal year; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of MFC of record at the close of business on December 10, 1998, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                             By Order of the Board of Directors





Cincinnati, Ohio                             John T. Larimer, President
December 29, 1998

                          Market Financial Corporation
                              7522 Hamilton Avenue
                             Cincinnati, Ohio 45231
                                 (513) 521-9772

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed proxy is being solicited by the Board of Directors of Market Financial Corporation, an Ohio corporation ("MFC"), for use at the 1999 Annual Meeting of Shareholders of MFC to be held at Shuller's Wigwam Restaurant, 6210 Hamilton Avenue, Cincinnati, Ohio 45224, on January 26, 1999, at 10:00 a.m., Eastern Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the proxy may be revoked by a shareholder by execution of a later dated proxy which is received by MFC before the proxy is exercised or by giving notice of revocation to MFC in writing or in open meeting before the proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

         Each properly executed proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

               FOR the reelection of Rae Skirvin Larimer, R.C. Meyerenke, Wilbur
               H. Tisch and Kathleen A. White as directors of MFC for terms expiring in 2001; and

               FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of MFC for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of MFC and The Market Building and Saving Company, a wholly-owned subsidiary of MFC ("Market"), in person or by telephone, telecopy, telegraph or mail, only for use at the Annual Meeting. Such proxies will not be used for any other meeting. The cost of soliciting proxies will be borne by MFC.

         Only shareholders of record as of the close of business on December 10, 1998 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. MFC's records disclose that, as of the Voting Record Date, there were 1,335,725 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to the shareholders of MFC on or about December 29, 1998.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Ohio law and MFC's Code of Regulations (the "Regulations"), the four nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the four nominees. No shareholder may cumulate votes in the election of directors.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares of MFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of MFC for the current fiscal year. Shares which are held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting but not voted with respect to such proposals ("non-votes") will have the same effect as a vote against the approval of such ratification, as will abstentions. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy but has not voted on the ratification of the selection of Grant Thornton by checking an appropriate block on the Proxy, such person's shares will be voted FOR the ratification of the selection of Grant Thornton and will not be considered non-votes.


VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only person known to MFC to own beneficially more than five percent of the outstanding common shares of MFC as of December 15, 1998:

                                                    Amount and Nature of                          Percent of
                                                    Beneficial Ownership                      Shares Outstanding
                                                    --------------------                      ------------------
Name and Address
----------------
Market Financial Corporation
  Employee Stock Ownership Plan
1201 Broadway
Quincy, Illinois 62301                                   104,924 (1)                                 7.9%
----------------------------

(1) Includes 95,863 unallocated shares with respect to which First Bankers Trust Company, N.A. (the "Trustee"), as the Trustee for the Market Financial Corporation Employee Stock Ownership Plan (the "ESOP") has sole voting power. The Trustee has limited shared investment power over all ESOP shares.

         The following table sets forth certain information with respect to the number of common shares of MFC beneficially owned by each director of MFC and Market and by all directors and executive officers of MFC and Market as a group as of December 15, 1998:

                                                              Amount and Nature of
                                                              Beneficial Ownership
                                                  --------------------------------------------
                                                   Sole Voting and           Shared Voting and              Percent of
Name and Address (1)                              Investment Power            Investment Power          Shares Outstanding
--------------------                              ----------------            ----------------          ------------------
Robert Gandenberger                                      5,008(2)                  55,929(3)                    4.5%
John T. Larimer                                         59,826.89(4)                4,800                       4.7
Rae Skirvin Larimer                                     26,708(5)                   4,800                       2.4
Edgar H. May                                            10,008(2)                       -                       0.7
L. Craig Martin (6)                                     63,036(2)                   3,000                       4.9
R. C. Meyerenke                                          5,008(2)                   2,500                       0.6
Wilbur H. Tisch                                         10,008(2)                       -                       0.7
Una E. Schaeperklaus (6)                                13,508(2)                       -                       1.0
Kathleen A. White                                        5,008(2)                  55,429(3)                    4.5
All directors of and executive officers of
  MFC and Market as a group
  (10 people)                                          204,081.095(7)              76,529(8)                   19.7%
----------------------------

(1) Each of the persons listed in this table may be contacted at the address of MFC.

(2) This number includes 5,008 that may be acquired upon the exercise of options awarded pursuant to the Market Financial Corporation 1998 Stock Option and Incentive Plan (the "Stock Option Plan").

(3) This number includes 53,429 shares held by the Recognition and Retention Plan (the "RRP") Trust with regard to which Mr. Gandenberger and Ms. White have voting power as Trustees of the RRP Trust.

(4) This number includes 33,393 shares that may be acquired upon the exercise of options awarded pursuant to the Stock Option Plan, but does not include 21,700 shares owned by Mr. Larimer's spouse, Rae Skirvin Larimer.

(5) This number does not include 23,450 shares owned by Ms. Larimer's spouse, John T. Larimer.

(6) Mr. Martin and Ms. Schaeperklaus are directors of Market but are not directors of MFC.

(7) This number includes 86,814 shares that may be acquired upon the exercise of options awarded pursuant to the Stock Option Plan.

(8) The 53,429 shares held by the RRP Trust are reflected in each Trustees' amount but counted only once in the amount beneficially owned by all directors and executive officers of MFC as a group.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

         The Regulations provide for a Board of Directors consisting of seven persons divided into two classes. In accordance with Section 2.02 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of MFC by the later of the October 31st immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of MFC owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 2001 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                                Director of        Director of
Name                     Age (1)       Positions Held          MFC Since (2)      Market Since
----                     -------       --------------          -------------      ------------
Rae Skirvin Larimer        62          Director and Secretary      1996                 -
R.C. Meyerenke             76          Director and Treasurer      1996               1974
Wilbur H. Tisch            82          Director                    1996                 -
Kathleen A. White          41          Director                    1996                 -
-----------------------------

(1)  As of December 15, 1998.

(2) Each person became a director of MFC in connection with the conversion of Market from mutual to stock form (the "Conversion") and the formation of MFC as the holding company for Market.


         If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve as directors of MFC after the Annual Meeting for the terms indicated:

                                                                           Director                              Director
                                                                            of MFC                               of Market
Name                    Age (1)        Position(s) Held                   Since (2)         Term Expires           Since
----                    -------        ----------------                   ---------         ------------           -----
Robert Gandenberger       70           Director                              1996               2000                 -
John T. Larimer           65           Director and President                1996               2000               1975
Edgar H. May              74           Director and Vice President           1996               2000               1992
-----------------------------

(1)   As of December 15, 1998.

(2)   Each person became a director of MFC in connection with the Conversion.


         RAE SKIRVIN LARIMER. Ms. Larimer has been legal counsel for Market since 1975. From 1979 to 1994, Ms. Larimer served as a director of The Cleves-North Bend Building and Loan Company, an Ohio savings and loan association which merged into Market in December 1994 ("Cleves-North Bend"). Ms. Larimer is John T. Larimer's spouse and the sister of Una Schaeperklaus, a director of Market.

         R.C. MEYERENKE. Mr. Meyerenke has served Market as a director since 1974 and as the Secretary and the Treasurer since 1972. From 1974 until his retirement in 1991, Mr. Meyerenke was the Managing Officer of Market.

         WILBUR H. TISCH. Mr. Tisch retired as owner and President of General Metal Works in 1983. Mr. Tisch served as a director of Cleves-North Bend from 1975 to 1994 and as President from 1986 to 1994.

         KATHLEEN A. WHITE. Ms. White has been employed as a real estate title examiner since 1980.

         ROBERT GANDENBERGER. Mr. Gandenberger retired as Supervisor of the Hamilton County Recorder's Office in 1994. From 1991 to 1994, Mr. Gandenberger served as a director of Cleves-North Bend.

         JOHN T. LARIMER. Mr. Larimer, an attorney, has been a director of Market since 1975, President of Market since 1993, Managing Officer of Market since November 1995, and President of MFC since April 1996. Mr. Larimer is Rae Skirvin Larimer's spouse and is a brother-in-law of Una Schaeperklaus.

         EDGAR H. MAY. Mr. May has served as a director of Market since 1992 and as Vice President of Market and MFC since January 14, 1997. From 1960 until his retirement in 1994, Mr. May was a broker and partner in Ed May Realty Co., located in Deer Park, Ohio.

MEETINGS OF DIRECTORS

         MFC was incorporated in April 1996. The Board of Directors of MFC met eight times for regularly scheduled and special meetings during the fiscal year ended September 30, 1998.

         The Board of Directors of Market met 12 times for regularly scheduled meetings during the fiscal year ended September 30, 1998.

COMMITTEES OF DIRECTORS

         The Board of Directors of MFC does not have a nominating committee or a compensation committee. The Board of Directors of MFC has a Stock Option Committee and an RRP Committee. Nominees for election to the Board of Directors are selected by the entire Board of Directors.

         The Stock Option Committee is responsible for administering the Stock Option Plan, including interpreting the Stock Option Plan and awarding options pursuant to its terms. The members of the Stock Option Committee are Messrs. Gandenberger and May and Ms. White and the committee took action by unanimous written consent once during the fiscal year ended September 30, 1998.

         The RRP Committee administers the RRP. Such committee consists of Messrs. Gandenberger, Martin and Tisch. The RRP Committee took action by unanimous written consent once during the 1998 fiscal year.

         The Board of Directors of Market has an Audit Committee, a Compensation Committee and an Executive Committee.

         The Audit Committee of Market is responsible for reviewing and reporting to the full Board of Directors on the independent audit of MFC and reviewing Market's loan files for regulatory compliance and adherence to Market's lending policies. The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Martin, Meyerenke and Ms. Schaeperklaus. The Audit Committee met once during the fiscal year ended September 30, 1998.

         Market's Compensation Committee is comprised of Messrs. Martin, May and Meyerenke. The function of the Compensation Committee is to make recommendations to the Board of Directors regarding the compensation of Market's executive officers and employees. The Compensation Committee met twice during the fiscal year ended September 30, 1998.

         The members of the Executive Committee of Market are Ms. Schaeperklaus and Messrs. Larimer, May and Meyerenke. The Executive Committee is authorized to act on behalf of the Board of Directors between regular meetings of the Board of Directors. The Executive Committee met twice during the fiscal year ended September 30, 1998.

                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the current executive officers of MFC:


Name                                         Age(1)               Position(s) Held
----                                         ------               ----------------
John T. Larimer                                65                 President and Director
Rae Skirvin Larimer                            62                 Secretary and Director
Edgar H. May                                   74                 Vice President and Director
Julie M. Bertsch                               37                 Chief Financial Officer
-----------------------------

(1)   As of December 15, 1998.

         JULIE M. BERTSCH, a Certified Public Accountant, was hired as Chief Financial Officer of MFC and Market in June 1996. Prior to joining MFC, Ms. Bertsch was employed from August 1987 until June 1996 with Grant Thornton, independent certified public accountants.

         For biographical information regarding John T. Larimer, Rae Skirvin Larimer and Edgar H. May, see "PROPOSAL ONE - ELECTION OF DIRECTORS."


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following table presents certain information regarding the cash compensation received by the President and Chief Executive Officer of MFC and Market. No other executive officer of MFC or Market received compensation in excess of $100,000 during the fiscal years ended September 30, 1998, 1997 and 1996:

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------
                                                       Annual Compensation                    Long term compensation
                                               -------------------------------------------------------------------------------
Name and principal position          Year        Salary ($)(1)         Bonus ($)                      Awards
                                                                                     -----------------------------------------
                                                                                                              Securities
                                                                                      Restricted stock        underlying
                                                                                         awards ($)        options/SARs (#)
------------------------------------------------------------------------------------------------------------------------------
John T. Larimer, President           1998         $97,007              $11,135             $180,320 (2)      33,393 (3)
 and Chief Executive Officer         1997          94,500                4,835                   --              --
                                     1996          70,703 (4)               --                   --              --
------------------------------------------------------------------------------------------------------------------------------
-----------------------------

(1) Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to MFC or Market of providing such benefits to Mr. Larimer was less than 10% of his cash compensation.

(2) On June 30, 1998, Mr. Larimer was awarded 13.357 common shares pursuant to the RRP. Mr. Larimer paid no consideration for such shares. Such shares are earned and non-forfeitable at the rate of one-fifth per year on the anniversary of the date of award, beginning on June 30, 1999, assuming continued employment with, or service on the Board of Directors of, MFC. The market price of MFC's shares on June 30, 1998, determined by reference to the mean between the closing high bid and low asked quotation for MFC's shares on the Nasdaq Small Cap Market ("Nasdaq") on such date, was $13.50 per share. The aggregate market value of the shares awarded to Mr. Larimer under the RRP as of June 30, 1998, was approximately $180,320. As of September 30, 1998, the 13,357 shares had an aggregate market value of approximately $155,725, based on the $11.625 fair market value for the MFC shares on such date. In addition, dividends and other distributions paid on such shares and earnings on such dividends and distributions will be distributed to Mr. Larimer according to the vesting schedule of the award.

(3) Represents the number of commons shares of MFC underlying options granted to Mr. Larimer pursuant to the Stock Option Plan during the fiscal year ended September 30, 1998.

(4)   Includes salary of $56,078 and directors' fees of $14,625.


STOCK OPTION PLAN.

         On June 30, 1998, the shareholders of MFC adopted the Stock Option Plan. Pursuant to the Stock Option Plan, 133,572 common shares were reserved for issuance by MFC upon the exercise of options to be granted to certain directors, officers and employees of MFC and Market from time to time under the Stock Option Plan. Options to purchase 113,526 common shares were granted pursuant to the Stock Option Plan during the fiscal year ended September 30, 1998.

         The Stock Option Plan is administered by the Stock Option Committee which is composed of at least three directors of MFC who are not employees of MFC. The Stock Option Committee may grant options under the Stock Option Plan at such times as they deem most beneficial to Market and MFC on the basis of the individual participant's position and duties and the value of the individual's services and responsibilities to Market and MFC.

         Options granted to the officers and employees under the Stock Option Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or may be options which do not qualify under Section 422 of the Code ("Non-Qualified Stock Options"). Options granted under the Stock Option Plan to directors who are not employees of MFC or Market will be Non-Qualified Stock Options.

         MFC will receive no monetary consideration for the granting of options under the Stock Option Plan. Upon the exercise of options, MFC will receive payment of cash or, if acceptable to the Stock Option Committee, common shares of MFC or outstanding awarded stock options.

         The following table sets forth information regarding all grants of options to purchase common shares of MFC made to Mr. Larimer during the fiscal year ended September 30, 1998:

                                                         Options/SAR Grants In Last Fiscal Year
                            ------------------------------------------------------------------------------------------------
                             Number of Securities      % of Total Options/SARs
                              Underlying Options/      Granted to Employees in       Exercise or Base
Name                            SARs Granted (#)          1998 Fiscal Year            Price ($/Share)        Expiration Date
----                        ---------------------      -----------------------       ------------------      ---------------
John T. Larimer                      33,393                      45.46%                   $13.50             June 30, 2008
--------------------

(1)   The options were granted on June 30, 1998.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Larimer at September 30, 1998:

                                   Aggregated Option/SAR Exercises in Last Fiscal Year and 9/30/98 Option/SAR Values
                           -------------------------------------------------------------------------------------------------
                                                                 Number of Securities Underlying
                                                                   Unexercised Options/SARs at        Value of Unexercisable
                           Shares Acquired         Value                   9/30/98(#)                "In The Money" Options/
Name                        on Exercise(#)      Realized($)         Exercisable/Unexercisable         SARs at 9/30/98(#)(1)
----                        --------------      -----------         -------------------------         ---------------------
John T. Larimer                  -0-                N/A                    33,393/-0-                          N/A
----------------------

(1) An option is "in the money" if the exercise price is less than the current fair market value of the common shares. At September 30, 1998, the exercise price of Mr. Larimer's options was greater than the fair market value of the underlying MFC shares.


RECOGNITION AND RETENTION PLAN AND TRUST

         The shareholders of MFC adopted the RRP on June 30, 1998. The RRP purchased 53,429 common shares of MFC, 45,409 of which were awarded to directors, executive officers and employees of MFC and Market in June 1998.

         The RRP is administered by the RRP Committee which is composed of three directors of MFC who are not employees of Market or MFC. The RRP Committee determines which directors and employees of MFC and Market will be awarded shares under the RRP and the number of shares awarded.

         Unless the RRP Committee specifies a longer period of time, one-fifth of the number of shares awarded to an individual will become earned and non-forfeitable on each of the first five anniversaries of the date of such award. Compensation expense in the amount of the fair market value of the RRP shares will be recognized as the shares are earned. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director of MFC or Market or an employee of Market or MFC, except that in the event of the death, disability or retirement at or after age 65 of a participant or of a change in control of MFC or Market, the participant's shares will be deemed to be earned and non-forfeitable.

         The RRP shares, together with any cash dividends or distributions paid thereon, will be distributed as soon as practicable after they are earned. A participant may direct the voting of all shares awarded to him or her which have been earned but have not yet been distributed to him or her. Shares that have been awarded but not earned will be voted in the discretion of the RRP Trustee to be appointed by the RRP Committee. Shares that have been awarded but not earned may not be transferred.

DIRECTOR COMPENSATION

         Each director of MFC who is not a director of Market receives an annual fee of $10,000, payable quarterly. Each director of Market currently receives a fee of $19,500 per year, payable quarterly. Mr. Larimer does not receive director's fees from MFC or Market.

EMPLOYMENT AGREEMENTS

         On April 1, 1998, Market entered into an employment agreement with Mr. Larimer (the "Employment Agreement").

         The Employment Agreement provides for a term of three years, a salary of not less than $99,800 and a performance review by the Board of Directors not less often than annually. The Employment Agreement also provides for the inclusion of Mr. Larimer in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible.

         The Employment Agreement is terminable by Market at any time. In the event of termination by Market for "just cause," as defined in the Employment Agreement, Mr. Larimer will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Market before the end of the term of the Employment Agreement other than for just cause, or in connection with a "change of control," as defined in the Employment Agreement, Mr. Larimer will be entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement or the date on which Mr. Larimer becomes employed full-time by another employer.

         The Employment Agreement also contains provisions with respect to the occurrence of the following within one year of a "change of control": (1) the termination of employment of Mr. Larimer for any reason other than just cause, retirement or termination at the end of the term of the Employment Agreement;
(2) a material change in the capacity or circumstances in which Mr. Larimer is employed; or (3) a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement. In the event of any such occurrence, Mr. Larimer will be entitled to receive an amount equal to three times his average annual compensation for the three taxable years immediately preceding the termination of employment. In addition, Mr. Larimer will be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum which Mr. Larimer may receive under such provisions, however, is limited to an amount that will not result in the imposition of a penalty tax pursuant to
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and an amount that will not violate applicable restrictions of the Office of Thrift Supervision (the "OTS"). A "change of control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 25% or more of the voting stock of Market or MFC, the control of the election of a majority of the directors of Market or MFC or the exercise of a controlling influence over the management or policies of Market or MFC.

CERTAIN TRANSACTIONS

         In accordance with OTS regulations, Market makes loans to executive officers and directors of Market and MFC in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. All outstanding loans to executive officers and directors during the last two fiscal years were made pursuant to such policy, do not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

         Rae Skirvin Larimer, the spouse of John T. Larimer and director of MFC, serves as general counsel to Market. During the fiscal year ended September 30, 1998, Market paid $20,455 in legal fees to Ms. Larimer for her services. Ms. Larimer does not serve as legal counsel to MFC.


                      PROPOSAL TWO - SELECTION OF AUDITORS

         The Board of Directors has selected Grant Thornton as the auditors of MFC and Market for the current fiscal year and recommends that the shareholders ratify such selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of qualified shareholders intended to be included in the proxy statement for the 2000 Annual Meeting of Shareholders of MFC should be sent to MFC by certified mail and must be received by MFC not later than August 31, 1999. In addition, if a shareholder intends to present a proposal at the 2000 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by November 15, 1999, then the proxies designated by the Board of Directors of MFC for the 2000 Annual Meeting of Shareholders of MFC may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                             By Order of the Board of Directors





Cincinnati, Ohio                             John T. Larimer, President
December 29, 1998

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          MARKET FINANCIAL CORPORATION

        MARKET FINANCIAL CORPORATION 1999 ANNUAL MEETING Of SHAREHOLDERS
                                JANUARY 26, 1999

         The undersigned shareholder of Market Financial Corporation ("MFC") hereby constitutes and appoints Julie M. Bertsch and Robert Gandenberger, or either of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of MFC to be held at Shuller's Wigwam Restaurant, 6210 Hamilton Avenue, Cincinnati, Ohio 45224, on January 26, 1999, at 10:00 a.m. local time (the "Annual Meeting"), all of the shares of MFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy
Statement:

1.   The election of four directors:

                FOR all nominees                          WITHHOLD authority to
     [ ]        listed below                     [ ]      vote for all nominees
                (except as marked to the                  listed below:
                contrary below):



                                 Rae Skirvin Larimer
                                 R. C. Meyerenke
                                 Wilbur H. Tisch
                                 Kathleen A. White

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).
--------------------------------------------------------------------------------

2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of MFC for the current fiscal year.


     [ ]   FOR                  [ ]    AGAINST               [ ]   ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors recommends a vote "FOR" the nominees and the proposals listed above.

         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 1999 Annual Meeting of Shareholders of MFC and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------                ------------------------------
Signature                                   Signature


----------------------------                ------------------------------
Print or Type Name                          Print or Type Name


Dated:                                      Dated:
       ---------------------                       -----------------------

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE USA

                                       2